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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  July 21, 2005


                          EASYLINK SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                    000-26371               13-3787073
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
       of incorporation)                                    Identification No.)

                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                       N/A
           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 (Entry into a Material Definitive Agreement)

Master Carrier Agreement

On July 21, 2005, EasyLink Services Corporation (the "Company") entered into a new Master Carrier Agreement (MCA) with AT&T Corp. ("AT&T") for the purchase of switched services, private lines, frame relay service, asynchronous transport mode service and Internet service. Under the MCA, the Company has a minimum purchase commitment in the aggregate for all of the above services of $5 million over the 2-year term of the agreement. If the Company terminates the MCA prior to the end of the term or AT&T terminates the services for the Company's breach, the Company must pay to AT&T a termination charge equal to 50% of the unsatisfied minimum purchase commitment for the remaining portion of the term. In connection with the MCA, the Company and AT&T also entered into an amendment to the Intellectual Property Agreement relating to intellectual property rights acquired from AT&T when the Company acquired the EasyLink Services business from AT&T in 2001. Under the amendment, the Company will have until June 30, 2006 to make changes to the systems acquired in the 2001 purchase of the EasyLink Services business to eliminate all use of the letters "att" in the e-mail addresses of users of EasyLink services.

The form of MCA and related attachments and the amendment to the Intellectual Property Agreement will be filed as exhibits to an amendment to this Form 8-K or as exhibits to the Company's next Form 10-Q with portions omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to a request for confidential treatment. The foregoing summary of the terms of the new MCA and attachments and the amendment to the Intellectual Property Agreement is not complete and is qualified in its entirety by reference to those agreements when filed.



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ITEM 9.01 (c) Exhibits.

None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2005

                                            EASYLINK SERVICES CORPORATION


                                            By: s/ Thomas Murawski
                                                --------------------------------
                                            Thomas Murawski, Chairman, President
                                            and Chief Executive Officer